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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 27, 2006

                     Merrill Lynch Mortgage Investors, Inc.
                 (Exact name of registrant specified in Charter)

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
    Delaware                     333- 130545                      13-3416059
(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
 incorporation)
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
            250 Vesey Street
   4 World Financial Center 10th Floor
           New York, New York                                            10080
(Address of principal executive offices)                              (Zip Code)
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           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 Other Events.

     The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-130545 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $2,280,872,100 in aggregate principal amount Class A-1, Class A-2A, Class A-2B, Class A-2C, Class B-1, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class R Certificates of its Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2006-FF1 on December 27, 2006.

     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated September 8, 2006, as supplemented by the Prospectus Supplement, dated December 21, 2006 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates (as defined below), a form of which was filed as an exhibit to the Registration Statement.

     The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of December 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), National City Home Loan Services, Inc., as servicer (the "Servicer"), and LaSalle Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A-1, Class A-2A, Class A-2B, Class A-2C, Class B-1, Class B-2, Class B-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class C, Class P and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $2,375,911,775 as of December 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

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ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          4.1 Pooling and Servicing Agreement, dated as of December 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as Depositor, National City Home Loan Services, Inc., as Servicer, and LaSalle Bank National Association, as Trustee.

          99.1 Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between Merrill Lynch Mortgage Lending, Inc., as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Paul Park
                                            ------------------------------------
                                        Name: Paul Park
                                        Title: Vice President

Date: January 11, 2006

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                                  EXHIBIT INDEX

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
Exhibit No.                       Description                       Page No.
-----------                       -----------                       --------
4.1 Pooling and Servicing Agreement, dated as of December 1, 2006, among Merrill Lynch Mortgage
              Investors, Inc., as Depositor, National City Home
              Loan Services, Inc., as Servicer, and LaSalle Bank
              National Association, as Trustee.

99.1          Mortgage Loan Purchase Agreement, dated as of
              December 1, 2006, between Merrill Lynch Mortgage
              Lending, Inc., as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

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